UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2024

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Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act: None.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On September 17, 2024 (the “Closing Date”), Barings Private Credit Corporation CLO 2023-1 Ltd. (the “CLO Issuer”) and Barings Private Credit CLO 2023-1, LLC (the “CLO Co-Issuer” and together with the CLO Issuer, the “Issuers”), both wholly-owned, consolidated subsidiaries of Barings Private Credit Corporation (the “Company”), closed the refinancing and upsize of a $504,000,000 term debt securitization in the form of a collateralized loan obligation (the “CLO Reset Transaction”).
The CLO Reset Transaction was executed through: (A) the issuance by the Issuers of the following classes of notes pursuant that certain amended and restated indenture and security agreement (as amended, modified or supplemented from time to time, the “Amended and Restated Indenture”), dated as of the Closing Date, by and among the CLO Issuer, the Co-Issuer, and State Street Bank and Trust Company (“State Street”), as collateral trustee: (i) of $110,000,000 of AAA(sf) Class A-1AR Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.63% (the “Class A-1AR Notes”); (ii) $0 of AAA(sf) Class A-1AL Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 1.63% (the “Class A-1AL Notes”); (iii) $35,000,000 of AAA(sf) Class A-1BR Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 1.90% (the “Class A-1BR Notes”); (iv) $30,000,000 of AA(sf) of Class A-2R Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 2.00% (the “Class A-2R Notes”); (v) $40,000,000 of A(sf) Class B-R Secured Deferrable Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 2.50% (the “Class B-R Notes”); and (vi) $30,000,000 of BBB-(sf) Class C-R Secured Deferrable Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 4.50% (the “Class C-R Notes”, and, together with the Class A-1AR Notes, the Class A-1AL Notes, the Class A-1BR Notes, the Class A-2R Notes and the Class B-R Notes, the “Secured Replacement Notes”); (B) the extension, pursuant to the Amended and Restated Indenture, of the stated maturity date of the $94,000,000 of subordinated notes issued by the CLO Issuer in connection with the original closing of the collateralized loan obligation transaction of the Issuers (the “Subordinated Notes”) to 2036; and (C) the borrowing by the Issuers of (i) $115,000,000 of AAA(sf) Class A-1A Senior Secured Floating Rate Loans maturing 2036, which bear interest at the three-month SOFR plus 1.63% (the “Class A-1A Loans”), pursuant a class A-1A credit agreement (the “Class A-1A Credit Agreement”), dated as of the Closing Date, by and among the CLO Issuer, as borrower, the CLO Co-Issuer, as co-borrower, various financial institutions and other persons as lenders, and State Street, as loan agent and as collateral trustee; and (ii) $50,000,000 of AAA(sf) Class A-1AS Senior Secured Floating Rate Loans maturing 2036, which bear interest at the three-month SOFR plus 1.63% (the “Class A-1AS Loans” and, together with the Class A-1A Loans and the Secured Replacement Notes, the “Secured Replacement Debt,” and together with the Subordinated Notes, the “Replacement Debt”), pursuant to a class A-1AS credit agreement (the “Class A-1AS Credit Agreement”), dated as of the Closing Date, by and among the CLO Issuer, as borrower, the CLO Co-Issuer, as co-borrower, various financial institutions and other persons as lenders, and State Street, as loan agent and as collateral trustee.
The CLO Reset Transaction is backed by a diversified portfolio of middle-market commercial loans. The Replacement Debt will mature on October 15, 2036; however, the Replacement Debt may be redeemed by the Issuers, at the direction of the Company as holder of the Subordinated Notes, on any business day after October 15, 2026. The Company continues to act as retention holder in connection with the CLO Reset Transaction for the purposes of satisfying certain U.S., U.K. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to continue to retain a portion of the Subordinated Notes. The Replacement Debt was 100% funded at closing. The Company continues to retain 100% of the Subordinated Notes.
The CLO Issuer used the proceeds from the CLO Reset Transaction to, among other things, purchase certain middle-market loans (“Collateral Obligations”) on the Closing Date from the Company pursuant to an amended and restated master loan sale agreement entered into on the Closing Date (the “Amended and Restated Sale Agreement”), as described below.
Under the terms of the Amended and Restated Sale Agreement that provides for the sale by the Company of Collateral Obligations to the CLO Issuer, the Company transferred to the CLO Issuer on the Closing Date, and will transfer from time to time after the Closing Date, a portion of its ownership interest in the Collateral Obligations securing the CLO Reset Transaction for the purchase price and other consideration set forth in the Amended and Restated Sale Agreement. Following each such transfer pursuant to the Amended and Restated Sale Agreement, CLO Issuer, and not the Company, holds all of the ownership interest in such loans. The Company made customary representations, warranties and covenants in the Amended and Restated Sale Agreement.
The Secured Replacement Debt is the secured obligation of the Issuer, and the obligations of the Issuers under the Secured Replacement Debt are non-recourse to the Company. The Amended and Restated Indenture, the Class A-1A Credit Agreement and the Class A-1AS Credit Agreement governing the Replacement Debt include customary covenants and events of default. The Replacement Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company continues to serve as collateral manager to the CLO Issuer under an amended and restated collateral management agreement entered into on the Closing Date (the “Amended and Restated Collateral Management Agreement”) and has agreed to irrevocably waive all collateral management fees payable pursuant to the Amended and Restated Collateral Management Agreement.
The above description of the documentation related to the CLO Reset Transaction and other arrangements entered into on the Closing Date contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, including the Amended and Restated Indenture, the Class A-1A Credit Agreement, the Class A-1AS Credit Agreement, the Amended and Restated Collateral Management Agreement, and the Amended and Restated Sale Agreement, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and each incorporated into this Current Report on Form 8-K by reference.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Amended and Restated Indenture and Security Agreement, dated as of September 17, 2024, by and among Barings Private Credit Corporation CLO 2023-1 Ltd., as issuer, Barings Private Credit CLO 2023-1, LLC, as co-issuer, and State Street Bank and Trust Company, as collateral trustee.*

10.2
Class A-1A Credit Agreement, dated as of September 17, 2024, by and among Barings Private Credit Corporation CLO 2023-1 Ltd., as borrower, Barings Private Credit CLO 2023-1, LLC, as co-borrower, various financial institutions time to time party thereto as lenders, and State Street Bank and Trust Company, as loan agent and as collateral trustee.

10.3
Class A-1AS Credit Agreement, dated as of September 17, 2024, by and among Barings Private Credit Corporation CLO 2023-1 Ltd., as borrower, Barings Private Credit CLO 2023-1, LLC, as co-borrower, various financial institutions time to time party thereof as lenders, and State Street Bank and Trust Company, as loan agent and as collateral trustee.

10.4
Amended and Restated Collateral Management Agreement, dated as of September 17, 2024, by and between Barings Private Credit Corporation CLO 2023-1 Ltd., as issuer, and Barings Private Credit Corporation, as collateral manager.

10.5
Amended and Restated Master Loan Sale Agreement, dated as of September 17, 2024, by and between Barings Private Credit Corporation, as seller, and Barings Private Credit Corporation CLO 2023-1 Ltd., as buyer.*

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* Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: September 23, 2024	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and Chief Operating Officer